THE MANAGERS FUNDS

SUPPLEMENT DATED OCTOBER 5, 2001 TO THE PROSPECTUS
     AND STATEMENT OF ADDITIONAL INFORMATION
              DATED MAY 1, 2001

The following information supersedes that contained in the Prospectus and Statement of Additional Information with respect to the following Fund:

Managers International Equity Fund
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     One of the Fund's Sub-Advisers, Zurich Scudder
Investments, Inc. ("Zurich Scudder"), is an affiliate of Zurich Financial Services. On September 24, 2001,
Deutsche Bank and Zurich Financial Services announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of Zurich Scudder, with the exception of Zurich Scudder's UK operations.
The transaction is not expected to affect the investment management activities of Zurich Scudder. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending certain approvals and satisfaction of other conditions, in the first quarter of 2002. It is anticipated that the Manager will recommend that Zurich
Scudder continue to serve as Sub-Adviser for the Fund following consummation of the transaction.

October 5, 2001

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